                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     -----------------------------------------------------------------------

     In connection with the  shareholder  report of American  Century  Municipal
Trust (the  "Registrant")  on Form N-CSR for the period ending November 30, 2004
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  January 28, 2005

                                      /s/ William M. Lyons
                                      ------------------------------------------
                                      William M. Lyons
                                      President
                                      (chief executive officer)

                                      /s/ Maryanne L. Roepke
                                      ------------------------------------------
                                      Maryanne L. Roepke
                                      Sr. Vice President, Treasurer, and
                                      Chief Accounting Officer
                                      (chief financial officer)